Exhibit 21


                          SUBSIDIARIES OF THE COMPANY


     The following are all of the subsidiaries of the Registrant and are included in its audited consolidated financial statements filed with its Annual Report on Form 10-K for the fiscal year ended December 31, 1995. Each subsidiary listed is either wholly-owned by the Registrant or by the Registrant and another of its subsidiaries listed below.

                                                                                Place of
           Subsidiary (Year Organized or Acquired)                            Incorporation
           ---------------------------------------                            -------------
AMS Equipment, Inc. (1981)                                                    Delaware

AMS Technical Systems, Inc. (1983)                                            Delaware
  Branch Office in Seoul (1995)                                               Korea

American Management Systems Operations Corporation (1984)                     Delaware

AMS Management Systems Canada Inc. (1983)                                     Canada

AMS Management Systems Australia Pty Limited (1989)                           Australia

AMS Management Systems U.K. Ltd. (1989)                                       England
  Branch Office in Lisbon (1993)                                              Portugal

AMS Management Systems Europe, S.A./N.V. (1990)                               Belgium

AMS Management Systems Deutschland GmbH (1990)                                Germany

Vista Concepts, Inc. (Acquired 1993)                                          New York

AMS Management Systems Mexico, S.A. de C.V. (1994)                            Mexico

AMSY Management Systems Netherlands B.V. (1994)                               The Netherlands

Nordic Business Management Systems AB (1994)                                  Sweden

AMS Management Systems Espana, S.A. (1995)                                    Spain

AMS Management Systems (Switzerland) AG (1995)                                Switzerland

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